Exhibit 10(uuu)

Goldman Sachs Capital Markets, L.P.| 85 Broad Street| New York, New York 10004| Tel: 212-902-1000

PATPAT121773809 – 17513TAPTAP

CONFIRMATION

DATE:	October 26, 2007

TO:	TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC
	Facsimile No.:	(214) 812-4476
	Attention:	Terri Woodlee

FROM:	Goldman Sachs Capital Markets, L.P.

SUBJECT:	Swap Transaction

OUR REF NO:	LTAA1709036830.0 / 00684809701		SWAP# TCEH001

The purpose of this communication is to set forth the terms and conditions of the above referenced transaction entered into on the Trade Date specified below (the “Transaction”) between Goldman Sachs Capital Markets, L.P. (“GSCM”), guaranteed by The Goldman Sachs Group, Inc. (“Goldman Group”), and TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC (“Counterparty”). This communication constitutes a “Confirmation” as referred to below.

1. This Confirmation is subject to, and incorporates, the 2006 ISDA Definitions (the “Definitions”), published by the International Swaps and Derivatives Association, Inc. This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of October 25, 2007 as amended and supplemented from time to time (the “Swap Agreement”) between GSCM and Counterparty. All provisions contained in, or incorporated by reference to, the Swap Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the Definitions, or the Swap Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

2. The terms of the Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD

Trade Date:	October 25, 2007

Effective Date:	October 29, 2007

Termination Date:	October 10, 2014, subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Amounts:

Floating Rate Payer:	GSCM

Floating Rate Payer Payment Dates:	Quarterly, on each February 9, May 9, August 9 and November 9, commencing on November 9, 2007 and ending on August 9, 2014 with a final payment on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for the initial Calculation Period:	The Linear Interpolation of USD-LIBOR-BBA with a Designated Maturity of 1 week and USD-LIBOR-BBA with a Designated Maturity of 2 weeks.

Floating Rate for the final Calculation Period:	The Linear Interpolation of USD-LIBOR-BBA with a Designated Maturity of 1 Month and USD-LIBOR-BBA with a Designated Maturity of 2 Months.

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate Designated Maturity:	3 Months

Floating Rate Spread:	None

Floating Rate Reset Dates:	The first day of each Calculation Period

Floating Rate Day Count Fraction:	Actual/360

Floating Rate Period End Dates:	Adjusted in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:	Quarterly, on each February 9, May 9, August 9 and November 9, commencing on November 9, 2007 and ending on August 9, 2014 with a final payment on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	%

Fixed Rate Day Count Fraction:	Actual/360

Fixed Rate Period End Dates:	Adjusted in accordance with the Modified Following Business Day Convention.

Business Days:	New York and London

Calculation Agent:	GSCM

3. Additional Provisions:	None

4. Credit Support Documents:	Standard Guaranty of The Goldman Sachs Group, Inc.

5. Offices:

(a) The Office of GSCM for this Transaction is 85 Broad Street, New York, New York, 10004.

(b) The Office of Counterparty for this Transaction is [Please Provide].

1601 Bryan Street, 7th Floor

Dallas, Texas 75201.

6. Counterparty hereby agrees (a) to check this Confirmation (Reference No.: LTAA1709036830.0) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between GSCM and Counterparty with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy of Swap Administration, facsimile No. 212-902-5692.

Very truly yours,

GOLDMAN SACHS CAPITAL MARKETS, L.P.

By: Goldman Sachs Capital Markets, L.L.C.
General Partner

By:	/s/ James T. Gavin
Name:	James T. Gavin
Title:	Vice President

Agreed and Accepted By:
TEXAS COMPETITIVE ELECTRIC HOLDINGS COMPANY LLC

By:	/s/Anthony R. Horton
Name:
Title:

Counterparty Reference Number: [Please Provide] TCEH001